Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com 2009 Fourth Quarter Strategic Actions January 5, 2010 4:00 PM EST Exhibit 99.2

Q4 2009 Strategic Actions
Forward-Looking Statements
In this presentation, the use of the words "expect," "anticipate," “forecast,” “initiative,” “plan,” “goal,” “outlook,” “priorities,” “target,” “objective,”
"estimate," "project," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," “when,” "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC Inc.’s ("GMAC") actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and
Residential Capital, LLC (“ResCap”), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: uncertainty of the entry by GMAC or ResCap into an agreement regarding any sale, spin-off or alternative transaction involving the exit of ResCap’s international mortgage business and uncertainty regarding the completion of any such transaction;
uncertainty of GMAC’s ability to enter into transactions or execute strategic alternatives to realize the value of its mortgage operations; the insufficiency of any capital contributions made to ResCap or Ally Bank by GMAC; the insufficiency of the charges incurred by ResCap and Ally
Bank in connection with the mortgage-related assets of ResCap and Ally Bank, and the possible need to incur additional charges in the future, which could be substantial; uncertainty regarding ResCap’s ability to repay its outstanding liabilities, and the uncertainty regarding the completion of any actions or transaction to settle or repay such liabilities; continued challenges in the residential mortgage and capital markets; the continuing negative impact on ResCap of the decline in the U.S. housing market; changes in U.S.-government sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; our inability to repay our outstanding obligations to the U.S. Department of the
Treasury, or to do so in a timely fashion and without disruption to our business; our inability to successfully accommodate the additional risk exposure relating to providing wholesale and retail financing to Chrysler LLC ("Chrysler") dealers and customers and the resulting impact to our financial stability; uncertainty regarding General Motors’ (“GM”) and Chrysler’s recent emergences from bankruptcy protection; uncertainty of securing low cost funding for GMAC and maintaining the mutually beneficial relationship between GMAC, GM and Chrysler; our ability to maintain an appropriate level of debt and capital; the profitability and financial condition of GM and Chrysler; our ability to realize the anticipated benefits associated with our recent conversion to a bank holding company, and the increased regulation and restrictions that we are subject to; fluctuation in the residual value of off-lease vehicles; disruptions in the market in which we fund GMAC's and ResCap’s operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may be required by or result from changes in accounting rules or their application that could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC, GM or Chrysler; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.
Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products.

Q4 2009 Strategic Actions
Fourth Quarter Actions:  Summary
•
Stress Test Resolution: GMAC issued securities to the U.S. Treasury in exchange for $3.79 billion in cash
Completes the two-part capital investment anticipated in connection with SCAP
•
Strategic Mortgage Actions: GMAC will take a $3.8 billion pre-tax charge related to strategic actions announced
Revalued selected higher risk mortgage loans, which GMAC now intends to sell
Increased repurchase reserve liability
• GMAC expects to announce a combined fourth quarter net loss of approximately $5 billion, driven by the above charges and other fourth quarter activity including additional loan loss allowance, tax valuation allowances, OID amortization and discontinued operations
Given the capital investments from the U.S. Treasury, GMAC expects to maintain a Total Capital Ratio in excess of 15%, despite the expected fourth quarter loss
These actions allow GMAC to fully focus on the opportunities in its core global automotive services business:
• Market Driven Company
• Low Cost / High Quality Competitor

Q4 2009 Strategic Actions
Fourth Quarter Actions:  Benefits
• Minimizes impact on GMAC from future ResCap issues
• Positions GMAC for improved financial performance
•
Strengthens GMAC’s capital base
• Accelerates capital markets access
• Positions GMAC to explore strategic alternatives for ResCap and the mortgage business
These strategic actions also provide GMAC the best opportunity to fully repay the U.S. Treasury on a timely basis

Q4 2009 Strategic Actions
• GMAC received $3.79 billion in cash from the issuance of new securities to the U.S. Treasury, which included
$2.54 billion in exchange for Trust Preferred securities and $1.25 billion in exchange for Mandatory
Convertible Preferred securities (“MCP”)
– Allows GMAC to achieve the required SCAP capital buffer needed to meet the worse-than-expected scenario
– This amount is down from the $5.6 billion remaining capital requirement initially announced in May 2009
– Cash distributions will accrue at a rate of 8% for the Trust Preferred and 9% for the MCP
• The U.S. Treasury exchanged all of its $5.25 billion existing non-convertible preferred investment for MCP
• The U.S. Treasury converted $3.0 billion of its aggregate MCP investment into GMAC common equity
• After these actions, the U.S. Treasury now holds an aggregate of $11.4 billion in MCP, $2.67 billion in Trust
Preferred (including exercised warrants) and 56% of GMAC’s common equity
Details of Capital Actions
Current Common Ownership Pro-Forma Common Ownership
GM Trust
15%
3rd Party
Investors
18%
Cerberus
22%
US Treasury
35%
GM
10%
US Treasury
56%
Cerberus
15%
3rd Party
Investors
12%
GM Trust
10%
GM
7%

Q4 2009 Strategic Actions
• A strategic review of the mortgage operations has resulted in several reclassifications and revaluations of certain mortgage related assets, which GMAC intends to sell
– International ResCap Assets: ResCap reclassified the majority of its international mortgage business and related assets from held for investment (“HFI”) to held for sale (“HFS”), resulting in a pre-tax loss of approximately $1.3 billion
– Domestic ResCap Loans: ResCap reclassified $2.3 billion in book value of additional HFI assets to HFS, resulting in a pre-tax charge of approximately $0.7 billion
– Ally Bank Loans: Ally Bank reclassified $2.8 billion in book value of HFI assets to HFS, resulting in a pre-tax charge of approximately $1.3 billion
These loans were purchased by GMAC, which subsequently contributed them to ResCap
– Other expenses: In the normal course, ResCap increased its repurchase reserve liability by $0.5 billion
– Recapitalization: GMAC replenished capital at both Ally Bank and ResCap to maintain regulatory and covenant requirements
Ally Bank:  GMAC contributed cash capital of $1.3 billion
ResCap:  GMAC contributed capital of $2.7 billion in the form of mortgage loans, debt forgiveness and cash
Details of Mortgage Related Actions

Q4 2009 Strategic Actions
• From its peak of approximately $136 billion in 2006, ResCap has reduced its assets to approximately $20 billion while working through the challenges of underperforming legacy assets
• Of the approximately $20.0 billion in assets remaining on ResCap’s balance sheet, $4.3 billion represent assets with greater economic exposure
– These assets have been transferred from HFI to HFS and written down accordingly
ResCap Balance Sheet Analysis
Cash, accounting and
other less value sensitive assets
Assets already carried at
fair or net realizable value
($ in billions)
Total Assets $19.7
Less:  Cash and Cash Equivalents (0.9)
Less:  Accounts Receivable (Servicing Advances, etc) (2.5)
Less: Securitized Assets
(1)
(5.7)
Less:  Derivatives and Derivative Collateral (1.5)
Less:  Restricted Cash (0.8)
Less:  Other Assets (0.6)
Subtotal 7.8
Less:  Mortgage Servicing Rights (2.4)
Less:  Real Estate Owned (0.2)
Less:  AFS and Trading Securities (0.2)
Less:  Certain International Lending Receivables and Securities (0.3)
Less: Certain Domestic Lending Receivables and Other Assets
(2)
(0.4)
Select Assets Subject to Valuation $4.3
ResCap Balance Sheet Analysis
as of September 30, 2009
(1)
Includes $1.8B relating to non-recourse off balance sheet securitizations where ResCap has the option, but not the obligation, to repurchase certain loans.  Also includes $3.7B of loans in non-recourse on balance sheet securitizations, which are carried at a significant discount.
(2)
Includes construction loans, model home loans and other assets.

Q4 2009 Strategic Actions
• A thorough analysis was conducted, which utilized several assumptions to determine the adjusted carrying values for the ResCap and Ally Bank domestic mortgage loans:
– Defaults, loss severity and prepayments:  Projected based on loan level characteristics such as FICO, LTV and loan type
– Home price assumptions: Derived from Moody’s Economy.com baseline, portfolio weighted results reflect current to trough decline of 6.1% and 8.4% for ResCap and Ally loans respectively, with troughs occurring in 1Q’11
– Delinquencies:  Peak after 2010
– Discount rate:  20% applied to resulting cash flows
• The values of the international assets were adjusted based on several factors including third party business valuation discussions as well as market conditions for similar assets
Mortgage Valuation:  ResCap and Ally Bank
Unpaid Pro Forma % of Unpaid
Principal Carrying Carrying Principal
($ in billions)
Balance Value Marks Value Balance
Selected International Assets $2.4 $2.0 ($1.3) $0.7 30%
Domestic Mortgage Loans $3.3 $2.3 ($0.7) $1.6 49%
ResCap Loans Subject to Valuation $5.6 $4.3 ($2.0) $2.3 41%
Selected Ally Bank Loans Contributed to ResCap
(2)
$3.6 $2.8 ($1.3) $1.5 42%
Total Mortgage Loan Valuations $9.2 $7.0 ($3.3) $3.8 41%
ResCap Repurchase Reserve Expense ($0.5)
Total Pre-Tax Losses as a Result of Q4 Mortgage Actions ($3.8)
(1)
Unpaid principal balances and carrying values are shown as of Sept. 30 while the dollar amount of marks are based on preliminary Nov. 30 asset balances.
This analysis is preliminary and unaudited.  Additional financial results and details to be provided with full fourth quarter results.
(2)
Includes certain mortgage loans at Ally Bank that were identified as higher risk for reasons such as high LTV, low FICO or late stage delinquency
Summary of Mortgage Related Losses
Pro Forma from September 30, 2009
(1)
(1)

Q4 2009 Strategic Actions
• Structure results in $3.79 billion of new capital from the U.S. Treasury
• Finalizes the amount and terms of the additional capital to be issued to the U.S. Treasury in connection with
SCAP
• Strengthens GMAC’s capital base
• Reduces fixed charge requirements with the conversion of a material amount of MCP to common equity and the issuance of tax deductible Trust Preferred securities
• Strengthens Ally Bank by the removal of higher risk mortgage loans and corresponding cash capital injection by GMAC
• Improves the credit quality of the remaining balance sheet
• Minimizes ResCap risk and improves transparency
• Positions GMAC to explore strategic alternatives for ResCap and the mortgage business
We believe these actions and support by the U.S. Treasury will benefit all GMAC stakeholders in providing the best opportunity for profitability and the execution of a diversified funding plan
Conclusion
Capital Actions
Mortgage Related Actions